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                                                                  EXHIBIT 10.50B

             SCHEDULE OF PARTIES TO INCUMBENT DIRECTORS AND OFFICERS
                            INDEMNIFICATION AGREEMENT



         Mitchell C. Arthur

         Stuart J. Chasanoff

         Mark R. Graham

         Olaf Guerrand-Hermes

         Jan Robert Horsfall

         Clark K. Hunt

         David M. Leuschen

         Samuel L. Litwin

         J. Stevens Robling, Jr.

         Stuart A. Subotnick

         Fred A. Vierra

         Barrett N. Wissman